SCHEDULE 14A
                               (RULE 14A-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                ACT OF 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant /x/

Check the appropriate box:
/ / Preliminary Proxy Statement                    / / Confidential, for the
                                                       use of the Commission
                                                       only (as permitted by
                                                       Rule 14a-6(e)(2))

/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/x/ Soliciting Material Pursuant to Rule 14a-12

                             DIME BANCORP, INC.
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              (Name of Registrant As Specified In Its Charter)

                      NORTH FORK BANCORPORATION, INC.
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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/ /  Fee paid previously with preliminary materials.

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/ /  Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.

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3)   Filing party:

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4)   Date filed:

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                           D.F. KING & CO., INC.
                   77 Water Street, New York, N.Y. 10005
                               (212) 269-5550

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TO:      STOCKHOLDERS OF DIME BANCORP, INC.

DATE:    Marhc 6, 2000

RE:      VOTING INSTRUCTIONS


         We have been retained by North Fork Bancorporation, Inc. to assist with the solicitation of your vote AGAINST the proposed Hudson United/Dime merger.

         The accompanying proxy statement of North Fork is a preliminary edition mailed to you for your information only. A definitive copy of the North Fork proxy statement, along with a GOLD voting instruction form, will be mailed to you as soon as it becomes available.

                       IF YOU HAVEN'T VOTED YET . . .

         If you have not already voted by returning any of the voting instruction forms previously sent to you by Dime or by telephone, you can oppose adoption of the Hudson United/Dime merger (a) by not voting, which will have the same effect as a vote AGAINST adoption of the merger or (b) by signing, dating and returning one of the WHITE voting instruction forms using the postage-paid return envelope previously mailed to you by Dime voting "AGAINST" adoption of the proposed Hudson United/Dime merger or (c) by voting "AGAINST" the proposed Hudson United/Dime merger by following the toll-free telephone voting instructions on the WHITE voting instruction form previously mailed to you by Dime.

    IF YOU'VE ALREADY VOTED "FOR" THE PROPOSED HUDSON UNITED/DIME MERGER
                     AND WISH TO CHANGE YOUR VOTE . . .

         If you already have voted "FOR" adoption of the proposed Hudson United/Dime merger and wish to change your vote, you can vote "AGAINST" or "ABSTAIN" on the merger proposal (a) by signing, dating and promptly returning one of the WHITE voting instruction forms previously mailed to you by Dime in the postage-paid envelope previously mailed to you by Dime voting "AGAINST" or "ABSTAIN" on the proposed Hudson United/Dime merger or
(b) by following the toll-free telephone voting instructions on the WHITE voting instruction form previously mailed to you by Dime.

                        IF YOU NEED MORE HELP . . .

         If you have any questions or need assistance in voting your shares, please call us toll-free at 1-800-755-7250. Thank you for your attention to this matter.